SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 22, 2011 (December 16, 2011)

Commission File Number: 000-50635

Colony Resorts LVH Acquisitions, LLC

(Exact name of registrant as specified in its charter)

NEVADA	41-2120123
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Registrants' telephone number, including area code:

(702) 732-5919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 Termination of a Material Definitive Agreement

On December 16, 2011, Colony Resorts LVH Acquisitions, LLC (the “Company”) and Resorts International Holdings, LLC (“RIH”) agreed to terminate the Joint Services Agreement and the Joint Marketing Agreement, each as amended and restated. The Joint Services Agreement provided for the joint procurement of certain goods and services in the areas of insurance, risk management, legal, information technology, entertainment bookings and purchasing. The Joint Marketing Agreement provided for the joint promotion of certain advertising, marketing and promotion efforts. The parties determined that the continuation of such agreements is no longer in their best interest and therefore mutually agreed to terminate the agreements. Neither party will incur termination penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLONY RESORTS LVH ACQUISITIONS, LLC

Dated: December 22, 2011                                                                            /s/Robert E. Schaffhauser

                                                                                                                         Robert E. Schaffhauser
                                                                                                                         Executive Vice President-Finance